UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 8, 2023

Evans Bancorp, Inc.
_______________________________________
(Exact Name of Registrant as Specified in Charter)

New York	001-35021	16-1332767
______________________________ (State or Other Jurisdiction	_______________ (Commission	___________________ (I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6460 Main Street, Williamsville, New York		14221
_____________________________________________ (Address of Principal Executive Offices)		____________ (Zip Code)

Registrant’s Telephone Number, Including Area Code:	716-926-2000

Not Applicable
____________________________________________________
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	EVBN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

Evans Bancorp, Inc. (“Evans”) intends to present the materials attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Earnings Release Presentation”) from time to time in presentations to investors and other stakeholders.

This information (including Exhibit 99.1) is being furnished under Item 7.01 of this Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing of Evans under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 – Evans Bancorp Investor Presentation.

Exhibit 104 – The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

August 8, 2023	By:	/s/ David J. Nasca
	Name:	David J. Nasca
	Title:	President and Chief Executive Officer